UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2022

VINEBROOK HOMES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-56274	83-1268857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Crescent Court, Suite 700 Dallas, Texas, 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to the Advisory Agreement

On October 25, 2022, VineBrook Homes Trust, Inc. (the “Company”) and NexPoint Real Estate Advisors V, L.P. (the “Adviser”) entered into an amendment (the “Advisory Agreement Amendment”) to the Amended and Restated Advisory Agreement, dated May 4, 2020, by and between the Company and the Adviser (the “Advisory Agreement”). The Advisory Agreement Amendment clarifies certain provisions of the Advisory Agreement, including that the agreement automatically renews for successive one year periods unless terminated in accordance with its terms, and revises the definition of “Value Per Share” as follows:

“‘Value Per Share’ means the most recent price paid for a Share in connection with an Offering or, if there is no current Offering, the last Net Asset Value calculated by the Company.”

In compliance with the Company’s Related Party Transaction Policy, the Advisory Agreement Amendment was reviewed and approved by the Audit Committee of the Board of Directors of the Company.

The description of the material terms of the Advisory Agreement Amendment is qualified in its entirety by reference to the Advisory Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01. For additional information regarding the Advisory Agreement, see Item 13. “Certain Relationships and Related Transactions, and Director Independence—Transactions with Related Persons—Advisory Agreement” in the Company’s Amendment No. 1 to its Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 2, 2022, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	First Amendment to Amended and Restated Advisory Agreement of VineBrook Homes Trust, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINEBROOK HOMES TRUST, INC.

/s/ Brian Mitts
Name: Brian Mitts
Title: Interim President, Chief Financial Officer,
Assistant Secretary and Treasurer
Date: October 26, 2022